                                                                    EXHIBIT 10.8

                        AMENDMENT NO. 1 TO LEASE REVISED
                                    BETWEEN:

LANDLORD:    Market Square Group, L.L.C.     TENANT:     US XChange, L.L.C.
             44 Grandville Avenue SW                     20 Monroe Ave., N.W.
             Suite 220                                   Grand Rapids, MI 49503
             Grand Rapids, MI 49503

DATE:        December 23, 1997

--------------------------------------------------------------------------------

                             AMENDMENT NO. 1 REVISED

SECTION 1.1            Change Leased Premises to read:
                       The entire fourth and third floors of the building totalling 24,000 s.f. and 8,198 s.f. on the second floor (per the attached exhibit)

                       Change BASE RENT: (First Year) to read:
                       $6,250/month ($6.25/s.f. 4th Floor) commencing
                       September 1, 1997
                       $6,250/month ($6.25/s.f. 3rd Floor) commencing January 1, 1998
                       $4,195/month ($6.14/s.f. 2nd Floor) for 8,198 s.f.
                       commencing May 1, 1998

                       Change Security Deposit to read:
                       NONE

SECTION 3.1            Change to read:
                       Tenant shall have and hold the Leased premises for and during the term of five years commencing September 1, 1997.

ADD SECTION 25.5       ALLOWABLE LOADS
                       Tenant shall not place loads on the floor which exceed
                       200 lbs per s.f.

ADD SECTION 25.6       GENERATOR & HVAC
                       Tenant shall have permission to install an electrical generator and/or additional HVAC units either on the east side of the building or on the roof in specific locations as designated by the landlord.

SECTION 18.2           Delete in its entirety.

Signed Approval by:

/s/ Marvin DeWinter                                           1-6-98
--------------------------------------                        -----------
Market Square Group, L.L.C., Landlord                         Date

/s/ Richard Postma                                            12/30/97
--------------------------------------                        -----------
US XChange, L.L.C., Tenant                                    Date

                                      LEASE

                                    ARTICLE I

               BASIC LEASE PROVISIONS AND ENUMERATION OF EXHIBITS

                       Section 1.1 Basic Lease Provisions


DATE:                         May 8, 1997

SITE:                         44 Grandville Avenue, S.W.
                              Grand Rapids, MI 49503

BUILDING:                     Market Square Building

LEASED PREMISES:              Approximately 12,000 s.f. on the fourth
                              floor of the building (Entire Floor) and approximately 868 s.f. on the third floor.

LANDLORD:                     MARKET SQUARE GROUP, L.L.C.

LANDLORD'S ADDRESS:           146 Monroe Center, N.W.
                              McKay Tower, Suite 800
                              Grand Rapids, Michigan 49503

TENANTS:                      U.S. XCHANGE, L.L.C.

TENANT'S ADDRESS:             20 Monroe Avenue, N.W., Grand Rapids, MI 49503

TERM: The term of this Lease shall be for five (5) years.

BASE RENT: (First Year)       $6629.75/month ($6.25/s.f. 4th Flr.)
                                             ($5.25/s.f. 3rd Flr.)

SECURITY DEPOSIT:             $6,629.75 (First Months Rent)

DEFAULT RATE:                 10% or, if such rate exceeds the highest
                              lawful rate of interest, the highest lawful rate.

                  SECTION 1.2 SIGNIFICANCE OF BASIC LEASE PROVISIONS. Each reference in this Lease to any of the Lease Provisions contained in Section 1.1 shall be deemed and construed to incorporate all of the terms provided under each such Basic Lease.

                  SECTION 1.3 ENUMERATION OF EXHIBITS. The exhibits enumerated in this Section 1.3 and attached to the Lease are incorporated in this Lease by this reference:

                           Exhibit A - Leased Premises

                           Exhibit B - Premises of optioned space.

                                   ARTICLE II

                                     DEMISE

                  SECTION 2.1 DEMISE. Landlord, for and in consideration of the rent, covenants and agreements herein contained on the part of Tenant, its successors and assigns, to be paid, kept and performed, hereby demises and leases to Tenant the Leased Premises, and Tenant does hereby take and hire the Leased Premise, upon and subject to the terms and conditions hereinafter contained.

                                   ARTICLE III

                                  TERM OF LEASE

                  SECTION 3.1 TERM. Tenant shall have and hold the Leased Premises for and during the Term of five years, commencing September 1, 1997.

                                   ARTICLE IV

                                      RENT

                  SECTION 4.1 BASE RENT. During the Term, Tenant covenants to pay to Landlord, at Landlord's Address, the Base Rent by paying Monthly Installments on or before the first day of each full calendar month during the term. Base Rent for any period during the Term which is less than one full month shall be a pro-rated portion of the Monthly Installment of Base Rent based on a thirty (30) day month.

                  SECTION 4.2 NO DEDUCTION. The Base Rent and Additional Rent (as hereinafter defined) pursuant to the terms and provisions of this Lease shall be paid at the time and in the manner in which this Lease provides, without deduction, abatement, counterclaim or setoff, except to the extent expressly set forth herein.

                                    ARTICLE V

                                 ADDITIONAL RENT

                  SECTION 5.1 ADDITIONAL RENT. In addition to paying the Base Rent specified in Article IV hereof, Tenant shall pay as "Additional Rent" the amounts determined pursuant to Sections 5.3, 5.4 and 5.6 of this Article V. The Base Rent, including any adjustments per Section 5.6, together with all additional rents per Sections 5.3 and 5.4 shall be payable for the same periods and in the same manner, time and place as the Base Rent. For any partial Lease Year (as hereinafter defined), Tenant shall be obligated to pay only a pro-rata share of the Additional Rent, equal to the number of the days of the Term falling within such Lease Year divided by 365 and multiplied by the Additional Rent for such entire Lease Year.

                  SECTION 5.2 DEFINITIONS. As used in this Article V, the following terms shall have the following meanings:

                  (a) "Lease Year" shall mean each full or partial calendar year during the Term.

                  (b) "Taxes" shall mean all real estate taxes and assessments of any kind whatsoever upon or with respect to the Site or the Building or any taxes or assessments which shall be levied on the Site or Building in lieu of or in addition to all or any portion of any such real estate taxes or assessments.

                  (c) "Shared Operating Expenses" shall mean all reasonable and customary expenses, costs and disbursements (other than Taxes) (determined for the applicable Lease Year on an accrual basis) paid or incurred by Landlord in connection with the management, operation and repair of the Site and Building, Tenant's portion of Shared Operating Expenses shall be twenty-five percent (25%). "Shared Operating



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

                           Expenses" to be pro rated shall include the following:

                           (i) Electricity used in the common areas of the Site and Building;

                           (ii) Janitorial service of Common Areas and window washing;

                           (iii)    Routine Building and Site maintenance;

                           (iv) Electrical costs for operating the cooling tower(s) which service the Building;

                           (v) Landscaping maintenance and snow plowing or removal;

                           (vi) Management fees not to exceed 4% of the gross rents;

                           (vii) Maintenance of electrical and mechanical systems;

                           (viii) Insurance premiums for hazard and casualty insurance for the Site and Building;

                           (ix) Utilities for heating (natural gas or steam) for the Leased Premises;

                           (x)      Water and sewer expense; and

                           (xi) Maintenance & operation of digital alarm system, which secure building, fire protection and monitoring elevator.

                  (d) "Exclusive Operating Expenses" to be exclusively paid by Tenant (either by means of separate metering, submetering or other determination to be made by Landlord) shall include the following:

                           (i) Electricity used in or for the Leased Premises (which Landlord and Tenant shall cause to be separately metered for the Leased Premises, if possible, at a reasonable cost);

                           (ii)     Janitor service within Leased Premises;

                           (iii) Maintenance of and replacement of bulbs for lighting in or for the Leased Premises; and

                           (iv) Card keys for card access system to enter building and cost of any additional security systems, used exclusively by Tenant.

                  (e) Electrical costs for air conditioning shall be considered part of the Shared Operating Expenses provided that any costs allocated to and associated with supplemental air conditioning required by reason of heat generating equipment or lighting other than building standard lights in the Leased Premises, or operating of the Leased Premises outside of eighteen
                           (18) hours per day, seven (7) days per week or if the Leased Premises are occupied by a number of persons in excess of the design criteria of the air conditioning requirements of Tenant, then Landlord shall allocate an additional amount above Tenant's Proportionate Share of the air conditioning electrical expenses in a manner that is reasonably determined by Landlord (the "Additional Operating Expenses").

                  SECTION 5.3 EXPENSE ADJUSTMENT. Tenant shall pay to Landlord, as Additional Rent, an amount ("Expense Amount") equal to Tenant's Proportionate Share of the Shared Operating Expenses incurred with respect to each Lease Year. The Tenant's Proportionate share of the Shared Operating Expenses, for the fourth floor premises, shall be twenty-five percent (25%) of the total Shared Operating Expenses for the building. If space on the third floor is leased (in accordance with section 18.2) Tenant shall pay its proportionate share of the third floor expenses. These expenses are stipulated to be twenty-five percent (25%) of the total shared operating expenses. This amount with respect to each Lease Year shall be paid in monthly installments, in an amount reasonably estimated from time to time by Landlord and communicated by written notice to Tenant. Not later than ninety (90) days after the end of each Lease Year, Landlord shall cause the amount of the Expense Amount for such Lease Year to be computed based on Operating Expenses for such Lease Year for the Building and Landlord shall deliver to Tenant a statement of such amount and Tenant shall pay any deficiency to Landlord as shown by such statement within ninety (90) days after receipt of such statement. If the total of the estimated monthly installments paid by Tenant during any Lease Year pursuant to this Section 5.3 exceeds the actual Expense Amount due from Tenant for such Lease Year, such excess shall be refunded by Landlord within thirty (30) days after the end of the previous Lease Year. Tenant shall also pay to Landlord, as Additional Rent, an amount equal to the costs for the Exclusive Operating Expenses and the Additional Operating Expenses, except to the extent such items are metered or submetered to Tenant and paid directly by Tenant.

                  SECTION 5.4 TAX ADJUSTMENT. Tenant shall pay to Landlord, as Additional Rent, an amount ("Tax Amount") equal to twenty-five percent (25%) of the Taxes incurred with respect to each Lease Year). The Tax Amount with respect to each Lease Year shall be paid in monthly installments, in an amount reasonably estimated from time to time by Landlord and communicated by written notice to Tenant. Not later than thirty (30) days after the end of each Lease Year, Landlord shall cause the amount of the Tax Amount for such Lease



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

Year to be computed based on Taxes for such Lease Year for the Building and Landlord shall deliver to Tenant a statement of such amount and Tenant shall pay any deficiency to Landlord as shown by such statement within ninety (90) days after receipt of such statement. If the total of the estimated monthly installments paid by Tenant during any Lease Year pursuant to this Section 5.4 exceeds the actual Tax Amount due from Tenant for such Lease Year, such excess shall be refunded by Landlord within thirty (30) days after the end of the previous Lease Year. The amount of any refund of Taxes received by Landlord shall be credited against Taxes for the year in which such refund is received. In determining the amount of Taxes for any year, the amount of special assessments to be included shall be limited to the amount of the installment (plus any interest payable thereon) of such special assessment required to be paid during such year as if the Landlord has elected to have such special assessment paid over the maximum period of time permitted by law.

                  SECTION 5.5 LANDLORD'S BOOKS AND RECORDS. Landlord agrees to keep books and records showing the Operating Expenses in accordance with generally accepted accounting practices. Tenant or its representative shall have the right to examine copies of Landlord's books and records relative to Operating Expenses and Taxes during normal business hours at any time within one
(1) year following the furnishing by Landlord to Tenant of the respective annual statements provided to Tenant pursuant to Section 5.3. If Tenant gives notice of exception to any item in a Landlord statement and such charges are irregular or improper, such amounts shall be promptly corrected by Landlord and Tenant shall receive a credit for any overpayment made by Tenant as a result of such irregularities of improper charges. To the extent that Landlord and Tenant fail to agree as to the proper amount of Operating Expenses and Taxes, such amount shall be determined by an independent accounting firm acceptable to Landlord and Tenant after review by such firm of Landlord's books and records, and such determination shall be final, binding and conclusive upon Landlord's books and records, and such determination shall be final, binding and conclusive upon Landlord and Tenant.

                  SECTION 5.6 BASE RENT ESCALATION. Effective as of the anniversary of the Commencement Date and each anniversary thereof during the term and any renewals hereof (each such date is referred to as an "Adjustment Date"), the Base Rent shall be adjusted by (a) multiplying the Base Rent for the twelve (12) months immediately preceding the Adjustment Date by a fraction, the numerator of which shall be the Index, as hereinafter defined, for the second month preceding the Adjustment Date and the denominator of which shall be the Index for the fourteenth (14th) month preceding the Adjustment Date, provided, however, that in no event shall the increase in Base Rent at any Adjustment Date be more than four percent (4%) of the Base Rent which was payable for the twelve
(12) months preceding the Adjustment Date. As used herein, the term "Index" shall mean the United States Department of Labor's Bureau of Statistics, Consumer Price Index, All Urban Consumers, All Items, Detroit, Michigan, 1982-1984 equals 100, or the successor of such index.

                  If the publication of the CPI shall be discontinued, the parties hereto shall hereinafter accept comparable statistics of the Cost-of-Living in the City of Grand Rapids if they should be computed and published by an agency of the United States government, or by a responsible financial periodical, or a recognized authority, then to be selected by the parties hereto, or if the parties cannot agree upon a selection, then each party will accept a rent increase of four percent (4%) per year.

                                   ARTICLE VI

                             USE OF LEASED PREMISES

                  SECTION 6.1 USE. Tenant shall use the Leased Premises for general office purposes and other activities related to Tenant's business, subject to all applicable laws, ordinances and regulations. Tenant shall not injure, overload, deface or otherwise harm the Site, Building or Leased Premises or cause the accumulation of waste or refuse thereon, nor make or permit any use of the Leased Premises which is contrary to any applicable law or ordinance, or which will invalidate or increase the cost of Landlord's insurance, or which would increase the danger of fire in the Leased Premises or the Building. Landlord represents that (i) the Specified Use will not invalidate or increase the cost of Landlord's insurance and (ii) the Leased Premises may lawfully be used for the Specified Use.

                  SECTION 6.2 COMMON AREAS. The rights of Tenant in the entrance, corridors, elevators and other Common Areas of the Market Square Building are limited to ingress and egress from the premises. Tenant shall not interfere with the use and enjoyment of the Common Areas by other Tenants or occupants of the building. Fire exists and stairways are for emergency use only and shall not be used for any other purpose by Tenant, its employees, licensees or invites except for ingress and egress to the premises. The Landlord shall have the right to control and operate the public portion of the Market Square Building and the Common Areas of the building, and land around the building by publishing rules and regulations as the Landlord deems best for the benefit of all Tenants, owners, and occupants generally and Tenant Covenants and agrees to comply with all such rules and regulations after written notice from Landlord.

                                   ARTICLE VII

                             PUBLIC UTILITY CHARGES

                  SECTION 7.1 UTILITIES. Tenant agrees to pay or cause to be paid all charges, to the extent separately metered or provided solely to the Leased Premises, for electricity, telephone or other communication service used, tendered or supplied upon or in connection with maintenance charges for utilities. If any such services are neither separately metered nor provided solely to the Leased Premises, such charges shall constitute Operating Expenses, payable by Tenant



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

pursuant to Article V hereof. Landlord shall not be liable for any failure of such services, nor shall any such failure for any length of time constitute a ground on which Tenant may terminate or abrogate this Lease, unless Landlord shall fail to take such measures as may be reasonable in the circumstances to restore the service without undue delay or unless failure is caused by Landlord.

                                  ARTICLE VIII

                                   MAINTENANCE

                  SECTION 8.1 CONDITION OF THE LEASED PREMISES. Tenant's taking possession of the Leased Premises or any portion thereof shall be an acknowledgment by Tenant that the Leased Premises were then in good order, condition, and repair.

                  SECTION 8.2 TENANT MAINTENANCE. Tenant, at Tenant's sole cost and expense, except for services furnished by Landlord pursuant to Paragraph 8.4 hereof, shall maintain the Leased Premises in good order, clean and free of refuse, good condition and repair including the interior surfaces of the ceilings (if damaged or discolored due to the fault of Tenant), walls and floors, all doors, interior glass partitions or glass surfaces (not exterior windows); and to the extent such items exceed Building standards, plumbing pipes, electrical wiring, switches, fixtures and other special items subject to the provisions of Article 13. In the event Tenant fails to maintain the Leased Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Leased Premises. In the event Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right, but shall not be required, to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Leased Premises by Tenant as a result of performing any such work, provided, however, that Landlord shall use reasonably efforts not to interfere with Tenant's use of the Leased Premises recognizing, however, that Landlord in exercising such right is curing a default by Tenant under this Lease. Tenant, at its cost and expense, will contract for, and cause to be performed, a service or system to keep rodents out of the Leased Premises.

                  SECTIONS 8.3 LANDLORD, its agents and employees shall have the right to enter the Leased Premises upon 24 hours prior written notice to make inspections, alterations and repairs to the Leased Premises or for the benefit of any other tenant, occupant or owner of the Building (and Landlord hereby reserves an easement in, on and through the Leased Premises for any utility lines, conduit or equipment servicing the Building and the right to access such items at reasonable times) and for the purpose of showing the premises to prospective tenants. Landlord, in exercising such rights, shall not unreasonably interfere with Tenant's conduct of business in the Leased Premises. In the event of emergency, Landlord, its agents and employees shall have the right of entry at any time and may perform any acts related to safety, protection, preservation or improvement of the Building or the Leased Premises.

                  SECTION 8.4 LANDLORD MAINTENANCE. Landlord shall:

                           (a) Maintain the landscaing of the Site in neat and attractive condition; keep the sidewalks free of accumulation of snow consistent with snowplowing and snow removal standards in the Grand Rapids Area;

                           (b)      Keep the Site and Building in good
                                    condition, order and repair;

                           (c) Replace and repair all exterior lighting, security lights and exit lights, bulbs and tubes;

                           (d) Provide daily janitorial service and periodic pest control service in common areas of the Building;

                           (e) Provide ventilating, air-cooling and heat to the Leased Premises; and

                           (f) Provide window washing of the outside of windows in the Building perimeter walls at intervals to be determined by Landlord, but in no event less than three (3) times during each Lease Year.

Notwithstanding anything to the contrary, Landlord shall not be in default hereunder or be liable for interruption or delay in furnishing any of the above referenced services due to labor dispute, strike, lockout, fire, unavailability of material, weather, failure of any utility to deliver utilities to the Building or other casualty or event beyond Landlord's reasonable control.

All costs and expenses incurred by Landlord in performing the obligations of this Section 8.4 shall constitute Shared Operating Expenses, as that term is defined in Article V; provided, however, Landlord shall, at its sole cost and expense, provided the repair is not required due to the negligence or willful misconduct of Tenant or its agents or employees, be responsible for (i) major roof, foundation and structural repairs and replacements, (ii) repairs required due to the negligence or willful misconduct of Landlord; (iii) repairs which constitute a service to a specific tenant or tenants, other than Tenant, and
(iv) those costs and expenses specifically excluded from Shared Operating Expenses under Section Article V hereof; and such costs shall not constitute




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

Shared Operating Expenses.

                                   ARTICLE IX

                            ALTERATIONS AND ADDITIONS

                  SECTION 9.1 ALTERATIONS. Tenant, at Tenant's cost and expense, may make such changes, additions, restorations, alterations or improvements in or to the Leased Premises as may be reasonably necessary to its use thereof, provided:

                  (a) No change, addition, restoration, alteration or new construction shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all necessary permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction over the Leased Premises. Landlord shall join in the application for such permits or authorizations whenever such action is necessary, but at no cost, expense or liability to Landlord;

                  (b) Any change, addition, restoration or alteration involving an estimated cost of more than Ten Thousand Dollars ($10,000.00) shall be made in accordance with plans and specifications approved in writing by Landlord, such approval shall not be unreasonably withheld;

                  (c) Any change, addition, restoration or alteration or new construction shall not adversely affect the structural soundness of the Building;

                  (d) Any change, addition, restoration or alteration shall be made by licensed tradesmen in a good and workmanlike manner in compliance with all applicable permits and authorizations and building and zoning laws, and all other applicable laws, ordinances, regulations and requirements of all federal, state and local governments;

                  (e) The Site, Building and Leased Premises shall at all times be free of liens for services, labor and material supplied or claimed to have been supplied to the Leased Premises, subject to Tenant's contestation rights under Section 10.2 hereof; and

                  (f) Tenant shall reimburse Landlord for any increase in the cost of insurance to Landlord which results from any alteration, addition, or improvement to the Leased Premises made by Tenant.

                                    ARTICLE X

                                 MECHANICS LIEN

                  SECTION 10.1 LIENS. Landlord shall not be liable for any labor or material furnished or to be furnished to Tenant. Tenant shall not permit any mechanic's or other similar liens for any such labor or materials to attach to or affect the estate or interest of Landlord or Tenant in and to the Site, Building or Leased Premises. Whenever any mechanic's or other similar liens shall have been filed against the Leased Premises, based upon any act or interest of Tenant or of anyone claiming by, through or under Tenant, Tenant shall cause such mechanic's or other similar lien to be discharged.

                  SECTION 10.2 RIGHT TO CONTEST. Notwithstanding the foregoing, Tenant shall have the right to contest the validity or amount of any such lien or claim for lien provided Tenant shall give to Landlord such security to Landlord to assure payment thereof and to prevent any sale, foreclosure or forfeiture of the Site, Building, or Leased Premises by reason of non-payment thereof, which security shall be equal to the amount of the lien claimed plus the interest estimated to accrue thereon during the pendency of such contested proceedings. On final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with all costs and charges and shall have the lien released or judgment satisfied at Tenant's own expense and, upon Tenant's furnishing adequate evidence to Landlord of the release of such lien and satisfaction of such judgment, Landlord shall forthwith return to Tenant any security given to Landlord with respect to the lien or judgment involved.

                                   ARTICLE XI

                        NON-LIABILITY AND INDEMNIFICATION

                  SECTION 11.1 WAIVER OF CLAIMS. To the extent not expressly prohibited by law, Tenant hereby releases Landlord, its agents and employees, from and waives all claims for damages to persons or property sustained by tenant, its agents and employees, from fire or other casualty or cause or from any existing or future condition, defect or occurrence in the Site, Building or Leased Premises or from any accident in or about the Site, Building, or Leased Premises, except to the extent such damage or injury results from the negligence or willful misconduct of Landlord, its agents or employees.

                  SECTION 11.2 INDEMNITY. To the extent not expressly prohibited by law and except to the extent cause by the negligence or willful misconduct of Landlord, its agents or employees ("Landlord's Indemnities"), Tenant agrees to indemnify, save, protect and hold forever harmless Landlord's Indemnitee from and against all damages, costs, claims, penalties, and liabilities resulting from or in connection with any injury to person or



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

property occasioned by and act or omission of Tenant, its agents or employees occurring in or about the Site, Building or Leased Premises. To the extent not expressly prohibited by law and except to the extent caused by the negligence or willful misconduct of Tenant, its agents and employees ("Tenant's Indemnitee"), Landlord agrees to indemnify, save, protect and hold forever harmless Tenant's Indemnitee from and against all damages, costs, claims, penalties and liabilities resulting from or in connection with any injury to or personal property occasioned by any act or omission of Landlord, its agents or employees, occurring in or about the Site, Building or Leased Premises.

                                   ARTICLE XII

                                    INSURANCE

                  SECTION 12.1 LANDLORD'S INSURANCE. Landlord, at its sole cost and expense, shall obtain and maintain during the Term insurance policies written in Landlord's name, (i) insuring the Building against the perils customarily covered by an all risk form of coverage including, but not limited to, fire and extended coverage insurance, in an amount not less than the full replacement cost of the Building (including a replacement cost endorsement); and
(ii) policies of general comprehensive public liability insurance against liability arising out of the risks of death, bodily injury, property damage and personal injury liability with respect to the Building and Site, comparable to such liability insurance as is generally carried by prudent Landlords in other first class office buildings in the surrounding metropolitan area.

                  SECTION 12.2 TENANT'S INSURANCE. Tenant, at its sole cost and expense, shall obtain and maintain during the Term the following:

                  (a) General public liability insurance against claims for personal injury, death or property damage occurring in or about the Leased Premises, such insurance to afford protection with limits of liability of such insurance of not less than $1,000,000.00/occurrence;

                  (b) All risk contents coverage, including, but not limited to, fire and extended coverage insurance, for Tenant's personal property and all additions, improvements and alterations to the Leased Premises installed by Tenant located in the Leased Premises; and

                  (c) Worker's Compensation Insurance in amounts required by applicable law;

                  SECTION 12.3 EVIDENCE OF INSURANCE. Notwithstanding any other provision of this agreement to the contrary, Tenant shall be entitled to self-insure for all insurance required to be carried by Tenant pursuant to this Lease; provided Tenant shall, upon request, provide to Landlord evidence documenting such insurance. If Tenant does not self-insure, all insurance required to be carried by Tenant pursuant to this Article XII shall (a) be procured from insurance companies reasonably satisfactory to Landlord; (b) provide for at least thirty (30) days notice by the insured to Landlord prior to cancellation of such insurance; and (c) name Landlord and its mortgagees as an additional insured. All public liability insurance required to be carried by Landlord pursuant to this Article XII shall name Tenant as an additional insured.

                  SECTION 12.4 SUBROGATION. Landlord and Tenant each hereby waive any and every claim for recovery from the other for any and all loss of or damage to the Building or Leased Premises or to the contents thereof, which loss or damage is covered by valid and collectible fire, extended coverage or all risk insurance policies, to the extent that such loss or damage is recoverable under said insurance policies. Inasmuch as this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give to each insurance company which has issued, or in the future may issue, its policies of fire and extended coverage insurance, written notice of the terms of this mutual waiver, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waiver. The aforesaid waiver shall apply only when it is permitted by a policy of insurance.

                                  ARTICLE XIII

                  DAMAGE TO OR DESTRUCTION OF THE LEASED PREMISES BY CASUALTY

                  SECTION 13.1 CASUALTY. If the Leased Premises or any part of the Building shall be damaged by fire or other casualty and if such damage does not render more than fifty percent (50%) of the rentable area of the Leased Premises or the Building untenantable, then Landlord shall, at Landlord's cost and expense (subject to the provisions of Article III hereof), proceed to restore with reasonable promptness the same, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's control. If any such damage renders more than fifty percent (50%) of the rentable area of the Leased Premises or the Building untenantable, Landlord shall, within sixty
(60) days after the occurrence of such damage (or as soon thereafter as reasonably possible) and in good faith, estimate the length of time that will be required to substantially complete the repair and restoration of such damage and shall by written notice advise Tenant of such estimate. If it is so estimated that the amount of time required to substantially complete such repair and restoration will exceed one hundred eighty (180) days from the date such damage occurred, then either Landlord or Tenant shall have the right to terminate this Lease as of the date of such damage upon giving notice to the other at any time within twenty (20) days after Landlord gives Tenant the notice containing said estimate. Unless this Lease is terminated as provided in the preceding sentence, Landlord shall proceed with reasonable promptness and all due diligence to materially restore the Building and the Leased Premises, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's control, and also subject to zoning laws and building codes then in effect. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease, if the Leased Premises are not materially restored within the time period estimated by Landlord, as aforesaid, or within said one hundred eighty (180) days, so long as Landlord shall proceed with reasonable diligence to complete such repairs and restoration. Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Section 13.1 to repair or restore any portion of the alterations, additions or improvements made by Tenant in the Leased Premises. The Tenant's Work shall not be considered an alteration, addition or improvement made by Tenant in the Leased Premises. In the event any such fire or casualty damage, renders any portion of the Leased Premises untenantable and Tenant is not occupying such portion of the Leased Premises, and if this Lease shall not be terminated pursuant to the foregoing provisions of this Section 13.1 by reason of such damage, then Rent shall abate on a proportionate basis to the extent of such untenantable area during the period beginning with the date of such damage and ending on the date set forth in Section 13.2. Such abatement shall be in an amount bearing the same ratio to the total amount of Rent for such period as the portion of the Leased Premises not ready for occupancy from time to time bears the entire Leased Premises. In the event of termination of this Lease pursuant to this Section 13.1, Rent shall be apportioned on a per diem basis and be paid to the date of the fire or casualty.

                  SECTION 13.2 RENT ABATEMENT. In the event of any such fire or other casualty, and if this Lease is not terminated pursuant to the foregoing provisions of this Article XIII, Rent shall abate until the earlier of (i) ninety (90) days after substantial completion of Landlord's repair and restoration work, or (ii) the date of substantial completion of Tenant's repair and restoration work with respect to alterations, additions, or improvements made by or on behalf of Tenant in the Leased Premises.

                                   ARTICLE XIV

                                  CONDEMNATION

                  SECTION 14.1 COMPLETE TAKING. If, by the exercise of eminent domain, the Leased Premises, Building or Site shall be taken, or a portion shall be taken and such taking materially interferes with the use of the Leased Premises for the Specified Use, this Lease and the terms and estate granted shall terminate on the date when possession of the part so taken shall be required for such use or purpose.

                  SECTION 14.2 PARTIAL TAKING. If, by the exercise of the power of eminent domain, a portion of the Leased Premises, Building or Site is taken, but such taking does not materially interfere with the use of the Leased Premises for the Specified Use, the Lease shall terminate as of the date of taking as to the part which is taken, and shall continue in force as to the remainder of the Leased Premises provided; however, that the Rent shall be equitably apportioned according to the part so taken, and Landlord shall, at its cost, restore the remaining portion of the Leased Premises to the extent necessary to render it reasonably suitable for the Specified Use and shall make all repairs to the Building to the extent necessary to constitute the Building a complete architectural unit. Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Section 14.2 to repair or restore any portion of the alterations, additions or improvements made by Tenant in the Leased Premises. The Tenant's Work shall not be considered an alteration, addition or improvement made by Tenant in the Leased Premises.

                  SECTION 14.3 TENANT'S SHARE OF AWARD. All compensation awarded or paid upon such a total or partial taking of the Leased Premises shall belong to and be the property of Landlord without any participation by Tenant provided; however, that nothing contained herein shall preclude Tenant from prosecuting any claim against the condemning authority in any such condemnation proceedings for loss of business, or depreciation to, damage to, or cost of removal of, or for the value of stock, trade fixtures, furniture and other personal property belonging to Tenant and included in such taking.

                                   ARTICLE XV

                              DEFAULT AND REMEDIES

                  SECTION 15.1 EVENT OF DEFAULT. Upon the occurrence of any one or more of the following events (herein called an Event or Events of Default) to-wit: (a) if Tenant shall fail to pay when due any installment of Rent or to pay when due any additional charges and such failure shall continue uncured for a period of ten (10) business days after written notice by Landlord; or (b) if Tenant shall fail to observe or perform any term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of Rent and additional charges) and such failure shall continue uncured for thirty (30) days after written notice by Landlord to Tenant provided; however, if such failure cannot be cured within such thirty (30) day period, Tenant shall be given a reasonable period to cure such failure, but only if Tenant commences such cure within the thirty (30) day period and pursues such cure diligently thereafter; or (c) if tenant shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated as bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, liquidation, dissolution, or similar relief, or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Tenant or of all or any part of the property of Tenant; or (d) if, within ninety (90) days after the commencement of any proceeding against Tenant, whether by filing of a petition or otherwise, seeking any reorganization, liquidation, dissolution, or similar relief such proceeding shall not have been dismissed or if, within ninety (90) days after the appointment of any trustee, receiver, or liquidator of Tenant, without the consent of acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution of attachment shall be issued against Tenant or any of the property of Tenant pursuant to which the Premises shall be taken or occupied or attempted to be taken or occupied and the same is not discharged within ninety (90) days; then, upon the occurrence at any time prior to or during the Term of any one or more of such Events of Default, Landlord shall have the remedies provided for in this Article XV.

                  SECTION 15.2 REMEDIES. If any of the Events of Default set forth in Section 15.1 hereof shall occur, then Landlord shall have the following remedies:

                          (a) Landlord, at Landlord's option, may give to Tenant
thirty (30) calendar days' notice of termination of this Lease, and in the event if such notice is given, this Lease and the term hereof shall come to an end and expire upon the expiration of such thirty (30) days with the same effect as if the date of expirations of such thirty (30) days were the expiration date of the Term, but Tenant shall remain liable for damages as provided in Section 15.3;

                          (b) Upon termination of this Lease and in compliance
with applicable laws, Landlord and its agents and servants may immediately, or at any time after such written notice of an Event of Default or after the date upon which this Lease and the Term shall expire and come to an end, re-enter the Leased Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, and may repossess the Leased Premises; and

                          (c) Upon termination of this Lease, Landlord shall be
obligated to use reasonable efforts to relet the Leased Premises from time to time to such tenant or tenants, for such term or terms ending before, on or after the expiration date of the Term, at such rental or rentals and upon such other conditions, which may include concessions and free periods, as Landlord, in its reasonable discretion, may determine.

                  SECTION 15.3 DAMAGES AND DEFICIENCY. If this Lease shall expire and come to an end as hereinabove provided or if Landlord shall repossess the Leased Premises then, in either of such events:

                          (a) Tenant shall pay to Landlord all Rent and other
sums and charges payable under this Lease by Tenant to Landlord to the date upon which this Lease and the Term shall have expired and come to an end or to the date of repossession of the Leased Premises by Landlord, as the case may be; and

                          (b) Tenant shall be liable for and shall pay to
Landlord, as liquidated and agreed damages, that which is due under (a) above, less (ii) the fair rental value of the Leased Premises for the residue of the stated Term (taking into account the time and expenses reasonably necessary to obtain a replacement tenant or tenants, including reasonable expenses relating to preparation for reletting).

                  SECTION 15.4 OTHER REMEDIES. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or in equity (all such remedies being cumulative) nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or any damages accruing to Landlord by reason of the violation of the terms, provisions and covenants herein contained. No act or thing done by Landlord or agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Leased Premises, and no agreement to terminate this Lease or accept a surrender of the Leased Premises shall be valid unless in writing signed by the Landlord. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an Event of Default shall not be construed as an accord and satisfaction, compromise, or waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default.

                  SECTION 15.5 DEFAULT BY LANDLORD. In the event Landlord shall neglect or fail to perform or observe any covenants, provisions, or conditions contained in this Lease on its part to be performed or observed and such failure shall continue for thirty (30) days after receipt of written notice of default from Tenant, Landlord shall be responsible to Tenant for any and all damages sustained by Tenant as a result of Landlord's breach. If Landlord fails to timely remedy a default with respect to repairs which Landlord is obligated to perform under the Lease, or to commence to timely remedy a default with respect to repairs which Landlord is obligated to perform under the Lease, or to commence to timely cure of such default if the default is not curable with said thirty (30) days, and diligently proceeds to complete such curing, the Tenant shall have the right to make such repairs and abate Rent to that extent. In the event of default by Landlord which is not timely cured after notice thereof, Tenant may, at its option, terminate this Lease and provide written notice of termination to Landlord. Said termination shall be effective on the date set forth in the notice. In the event Tenant exercises this option, Tenant's obligation to pay Rent shall terminate upon the effective date of termination and, if Tenant has occupied the Leased Premises, Tenant shall vacate the Leased Premises on or before the effective date of termination of the Lease. The remedies specified herein shall be non-exclusive of each other and in addition to any other remedies available to Tenant at law or in equity.

                                   ARTICLE XVI

                                    SURRENDER

                  SECTION 16.1 SURRENDER. At the termination of this Lease by lapse of time or otherwise, Tenant shall surrender possession of the Leased Premises in broom-clean condition to Landlord and shall (subject to Section 16.2) return the Leased Premises and all equipment and fixtures of the Landlord therein to Landlord in as good condition as when Tenant originally took possession, ordinary wear, loss or damage by fire or other casualty, damage resulting from the act of Landlord or its employees and agents, and alterations made with Landlord's consent excepted.

                  SECTION 16.2 REMOVAL OF ALTERATIONS AND ADDITIONS. All installations, alterations, additions, partitions, hardware, light fixtures, non-trade fixtures and improvements, except movable furniture and equipment belonging to Tenant, in or upon the Leased Premises, whether placed there by Tenant or Landlord, shall be Landlord's property and shall remain upon the Leased Premises.

                  SECTION 16.3 REMOVAL OF PERSONAL PROPERTY. Tenant shall remove Tenant's furniture, machinery, safes, trade fixtures and other items of movable personal property of every kind and description from the Leased Premises prior to the end of the Term or within twenty (20) days following termination of this Lease or Tenant's right of possession, whichever might be earlier, failing which Landlord may do so and Tenant shall pay the cost thereof to Landlord on demand.

                  SECTION 16.4 HOLDING OVER. Unless otherwise agreed by the parties in writing, if Tenant fails to yield up possession of the Leased Premises to Landlord at the termination of this Lease, Tenant shall pay 125% of the monthly installment of Base Rent for each month or portion thereof that Tenant shall retain possession, in addition to all other charges, if any, to be paid by the Tenant hereunder which relate to any such holdover period. Except as provided in Article XVIII of this Lease, no extension of this Lease shall be binding unless in writing and signed by Landlord and Tenant. It is specifically agreed that Tenant shall have no liability for consequential damages resulting from a retention of possession beyond the Termination Date.

                                  ARTICLE XVII

                 LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS

                  SECTION 17.1 Tenant agrees that if it shall at any time fail to make any payment or perform any other act on its part to be made or performed as in this Lease provided, then Landlord may, but shall not be obligated so to do, and (i) without notice to or demand upon Tenant in the event of emergency or in order to prevent any sale, forfeiture, foreclosure of damage to the Leased Premises, or (ii) otherwise after ten (10) days notice to Tenant, and in any event without waiving or releasing the Tenant from any obligations of the Tenant in this Lease contained, make any payment or perform any act of Tenant to be made and performed as in this Lease provided. All sums so paid by Landlord and all necessary and incidental costs and expenses in connection with the performance of any such act by Landlord, together with interest thereon at the Default Rate from the date of the making of such expenditure by Landlord, shall be deemed Additional Rent hereunder and shall be payable to Landlord on demand or at the option of Landlord may be added to any Rent then due or thereafter becoming due under this Lease.

                                  ARTICLE XVIII

                   OPTION TO RENEW AND LEASE ADDITIONAL SPACE

                  SECTION 18.1 OPTION TO RENEW. Tenant shall have the right to extend the term of this Lease ("Option to Renew") for two (2) additional terms of five (5) years commencing the day after Termination Date ("Option Period") upon the same terms, covenants and conditions of this Lease.

                  SECTION 18.2 OPTION TO LEASE ADDITIONAL SPACE. Tenant shall, upon six (6) months written notice to the Landlord, have the right to Lease approximately 4,000 s.f. on the third floor of the building, located at 44 Grandville Avenue, S.W., and identified as Exhibit B to this Lease, at the same terms, covenants and conditions of this Lease. Tenant shall also reimburse existing tenant of the "subject" third floor space for all unamortized tenant improvement costs (based upon an original ten year amortization). Tenant shall also pay for all reasonable moving (relocation) costs.

                                   ARTICLE XIX

                            ASSIGNMENT OR SUBLETTING

                  SECTION 19.1 ASSIGNMENT OR SUBLETTING. Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Leased Premises except to an affiliate of Tenant without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, and such restriction shall be binding upon any assignee or subtenant to which Landlord has consented. Any assignee or sublessee will be required to execute an instrument in writing assuming all of Tenant's obligations and liabilities to Landlord. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain liable for the payment of the rent herein specified and for compliance with all of its other obligations under this Lease, except to the extent released in writing by Landlord.

                                   ARTICLE XX

                              ESTOPPEL CERTIFICATE

                  SECTION 20.1 Each party agrees, without charge, at any time and from time to time upon not less than ten (10) business days' prior written request by the other party to execute, acknowledge and deliver to the requesting party, or such party as that party may direct, a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease is in full force and effect as modified and stating the modifications), the dates to which the Rent and other charges have been paid in advance, if any, that, to the best of its knowledge, the requesting party is not in default under any provisions of this Lease, or, if in default, the nature thereof in detail, and such other matters as may be reasonably requested.

                                   ARTICLE XXI

                           SUBORDINATION TO MORTGAGES

                  SECTION 21.1 At the option of Landlord's mortgagee, this Lease shall be subject and subordinate to the lien and security interest of any first mortgage or trust deed now or hereafter placed upon the Leased Premises; provided, however, that the mortgagee or beneficiary under such mortgage or trust deed agrees in writing with Tenant, or adequate provision is made in such mortgage or trust deed, that this Lease and Tenant's possession of the Leased Premises shall not be disturbed by the mortgagee or beneficiary or any other part claiming under or through such mortgage or trust deed. Tenant hereby agrees to execute, if same is required, any and all instruments in writing which may be requested by Landlord to subordinate Tenant's rights acquired by this Lease to the lien of any such mortgage or trust deed, all as aforesaid.

                                  ARTICLE XXII

                                ENTRY BY LANDLORD

                  SECTION 22.1 Landlord reserves the right to enter the Leased Premises upon twenty-four (24) hours prior written notice (except in the event of an emergency) and during normal business hours to inspect the same, to supply purchasers, mortgagees or tenants, and to alter, improve and repair the Leased Premises. In the event Tenant is unable to conduct business in the Leased Premises in its customary manner as a result of such entry, Rent shall abate on a pro-rata basis for the period Tenant is unable to conduct its business in its customary manner.

                                  ARTICLE XXIII

                                 ATTORNEYS' FEES

                  SECTION 23.1 Costs, Expenses and Attorneys' Fees. In case either party shall, without fault on its part, be made a party to any litigation commenced by or against the other party, then such other party shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by the party without fault in connection with such litigation. Each party hereto shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by the other party in successfully enforcing any of its covenants and agreements in this lease.

                                  ARTICLE XXIV

                                  MISCELLANEOUS

                  SECTION 24.1 NOTICES. All notices to be given by one party to the other under this Lease shall be in writing, mailed or delivered to the address set forth in Section 1.1 for the respective parties or to such other address subsequently designated by notice sent by one party to the other. Notices shall be sent by registered or certified mail, return receipt requested, and shall be deemed to be received as of the third (3rd) business day following deposit in United States Mail, properly addressed, with postage fully prepaid.

                  SECTION 24.2. CONDITIONS. All of the provisions of this Lease shall be deemed and construed to be "conditions" as well as "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate provision hereof.

                  SECTION 24.3 HEADINGS. The captions of this Lease are for convenience and reference only and in no way define, limit or describe the scope of this Lease nor in any way affect this Lease.

                  SECTION 24.4 SUCCESSORS AND ASSIGNS. The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, it successors and assigns.

                  SECTION 24.5 ENFORCEABILITY. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                  SECTION 24.6 TIME OF ESSENCE. Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

                  SECTION 24.7 RELATIONSHIP OF PARTIES. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture of the parties hereto, it being understood and agreed that no provisions contained in this Lease, nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

                  SECTION 24.8 APPLICABLE LAW. This Lease shall be construed and enforced in accordance with the laws of the State of Michigan.

                  SECTION 24.9 DEFAULT RATE. All amounts owed by one party to the other party pursuant to any provision of this Lease, if not paid within five days from when due, shall bear interest at an annual rate of interest equal to the Default Rate from the date due until the date paid.

                  SECTION 24.10 NO-WAIVER. No waiver of any condition expressed in this Lease shall be implied by any failure of Landlord or Tenant to enforce any remedy on account of the violation of such condition if such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated.

                                   ARTICLE XXV

                              ADDITIONAL PROVISIONS

                  SECTION 25.1 ELEVATOR. Landlord, at its expense, shall provide the Tenant with "lock out" capabilities to the fourth floor in the passenger elevator.

                  SECTION 25.2 HUMIDIFICATION. Landlord shall provide humidity control to the premises.

                  SECTION 25.3 BUILDING SIGNAGE. Tenant shall have the right to place signs on the roof of the building or on the band at top of building of size, type and design as approved by the City of Grand Rapids and the majority ownership representation of the premises.

                  SECTION 25.4 STORAGE SPACE. Tenant shall have the right to use space in the basement for storage of materials at terms and conditions that both the Tenant and Landlord may agree upon.

                  IN WITNESS WHEREOF, the parties hereto have signed, sealed and delivered this Lease by their duly authorized officers or partners as of the date first above written.


LANDLORD:

MARKET SQUARE GROUP, L.L.C.


By:  /s/ Marvin DeWinter                        By:  /s/  Richard Craig
     ------------------------------                ----------------------------
Title:  Partner                                 Title:
       ----------------------------                   -------------------------


TENANTS:

U.S. EXCHANGE

By:  /s/  Richard Postma
     ------------------------------